Exhibit 32.1

            CERTIFICATION OF CHIEF EXECUTIVE OFFICER

               PURSUANT TO 18 U.S.C. SECTION 1350

         (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Menderes Akdag, Chief Executive Officer (principal executive officer) of PetMed Express, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2003 (the "Report") of the Registrant, that:

  (1)  The Report fully complies with the requirements of section
       13(a) of the Securities Exchange Act of 1934, as amended; and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                             By: /s/  Menderes Akdag
                                ------------------------------
                                      Menderes Akdag

                             Date: August 8, 2003